                                                                   EXHIBIT 10.10

    THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN

    ACQUIRED  FOR  INVESTMENT  AND  NOT  WITH A  VIEW  TO OR  FOR  SALE  IN

    CONNECTION  WITH  THE  DISTRIBUTION   HEREOF.   THIS  WARRANT  AND  THE

    SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER

    THE SECURITIES ACT OF 1933, AS AMENDED,  OR ANY STATE  SECURITIES LAWS,

    AND MAY  NOT BE  PLEDGED,  SOLD,  OFFERED  FOR  SALE,  TRANSFERRED,  OR

    OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER OR EXEMPTION

    FROM SUCH ACT AND ALL APPLICABLE STATE SECURITIES LAWS.





                           AVERY COMMUNICATIONS, INC.

                             STOCK PURCHASE WARRANT

                             ----------------------





         THIS IS TO CERTIFY THAT The Franklin Holding Corporation (Delaware),  a

Delaware corporation (the "Holder"), is entitled to purchase 666,666 shares (the

                           ------

"Shares") of common stock, $.01 par value per share ("Common  Stock"),  of Avery

 ------                                               -------------

Communications Inc., a Delaware corporation (the "Company"), at a price of $1.50

                                                  -------

per share  (the  "Exercise  Price"),  at any time or from time to time after the

                  ---------------

date hereof until 5:00 p.m., Chicago, Illinois time, on May 31, 2002.



To exercise this  Warrant,  the holder hereof shall deliver to the Company (a) a notice of exercise duly executed by the holder hereof  specifying  the number of

Shares to be purchased,  (b) an amount equal to the aggregate Exercise Price for all  Shares  to be  purchased  (the  "Aggregate  Exercise  Price")  and (c) this

                                      --------------------------

Warrant.  Payment of the Aggregate Exercise Price shall be made (i) by certified or official bank check payable to the order of the Company and drawn on a member of the New York Clearing House,  (ii) by wire transfer of immediately  available funds  to an  account  specified  by the  Company  or  (iii)  by  converting  an unexercised  portion of this Warrant  representing the entitlement to purchase a number of shares  of Common  Stock  determined  by  dividing  (x) the  Aggregate

Exercise  Price by (y) the excess of (I) the current market price on the date of exercise of one share of Common Stock over (II) the Exercise Price.  The current market  price per share of Common Stock on any date is the average of the Quoted

Prices of the Common Stock for the five consecutive  trading days commencing ten trading days before the date in question. The "Quoted Price" of the Common Stock

                                               ------------

on any date is the last reported  sales price of the Common Stock as reported by

NASDAQ, National Market System, or if the Common Stock is listed on a securities exchange,  the last  reported  sales price of the Common Stock on such  exchange which shall be for consolidated  trading if applicable to such exchange.  In the absence of any such  quotations,  the Board of  Directors  of the Company  shall determine  the  current  market  price  on the  basis of such  factors  as it in reasonable  good  faith  considers  appropriate,  which  determination  shall be binding on the Company and the holder hereof and, if applicable, its assignee or transferee.  Such notice of exercise  will be  substantially  in the form of the

Subscription  Form  appearing at the end of this  Warrant.  Upon receipt of such notice,  the Company will, as promptly as  practicable  execute,  or cause to be executed,  and deliver to the Holder a certificate or certificates  representing the aggregate number of full shares of Common Stock issuable upon such exercise,

as provided in this Warrant.  The stock certificate or certificates so delivered will be in such  denominations  as may be  specified  in such notice and will be registered in the name of the Holder. This Warrant will be deemed to have been exercised, such certificate or certificates will be deemed to have been issued,

and the Holder  will be deemed to have  become a holder of record of such shares for all purposes, as of the date that such notice,  together with payment of the such Exercise Price, and the Warrant, is received by the Company. If the Warrant has been  exercised in part,  the Company  will, at the time of delivery of such certificate or certificates,  deliver to the Holder a new Warrant evidencing the rights of the Holder to  purchase a number of Shares  with  respect to which the

Warrant has not been  exercised,  which new Warrant will, in all other respects,

be identical  with this Warrant,  or, at the request of the Holder,  appropriate notation may be made on this Warrant and this Warrant returned to the Holder.



         Payment  of the  Exercise  Price  will be made,  at the  option  of the

Holder, by a certified or official bank check or federal funds wire transfer.



         The  number  of  Shares  and  the  Exercise  Price  shall  be  adjusted proportionately  to reflect any stock dividend with respect to or stock-split of the Common Stock



         Subject to the provisions of the  Securities Act of 1933,  this Warrant and all rights hereunder are freely  transferable.  Until the transfer hereof on the books of the  Company,  the Company may treat the  registered  holder as the owner hereof for all purposes.



         IN WITNESS WHEREOF,  the Company has caused this Warrant to be executed as of the ____ day of May, 1997.





                                             AVERY COMMUNICATIONS, INC.,

                                             a Delaware corporation



ATTEST:





________________________________             By:_____________________________

David N. Curioni,                                Thomas M. Lyons,

Assistant Secretary                              President

                           FORM OF NOTICE OF EXERCISE



               (To be executed only upon partial or full exercise

                             of the within Warrant)



The undersigned  registered holder of the within Warrant  irrevocably  exercises the within Warrant for and purchases  ________________ shares of Common Stock of

Avery Communications,  Inc., a Delaware corporation,  and herewith makes payment therefor  in the  amount  of  $_________  all at the  price and on the terms and conditions  specified in the within Warrant and in the manner elected below, and requests  that a certificate  for such shares hereby  purchased be issued in the name of and delivered to (a) the  undersigned or  (b)__________________________,

whose  address  is  ___________________________________________,  and,  if  such shares  shall not  include  all the Shares  issuable  as  provided in the within

Warrant,  that a new Warrant of like tenor for the number of remaining Shares be issued in the name of and delivered to (a) the undersigned or (b)______________,

whose address is ___________________________________________.





Check one:


 __
|__|     The undersigned elects to pay the Exercise Price in cash.



 __
|__|     The undersigned elects to pay the Exercise Price by conversion on the date this Notice of Exercise is given.







Dated:______________________________.





                                    [                                       ]







                                    By:_____________________________________

                                         (Signature of Registered Holder)





NOTICE:       The signature on this Notice of Exercise must  correspond with the name as  written  upon the  face of the  within  Warrant  in every particular,  without  alteration  or  enlargement  or  any  change whatever.